Exhibit 99.1

TON Strategy Company Advances Share Repurchase Program

LAS VEGAS, NV — July 1, 2026 — TON Strategy Company (“TON Strategy” or the “Company”) (Nasdaq: TONX), a digital asset treasury company dedicated to supporting the TON ecosystem, today announced that it has entered into a Rule 10b5-1 trading plan (the “Plan”) to facilitate the repurchase of the Company’s common stock during a two-month period beginning July 1, 2026.

The Plan was established under the Company’s existing $250 million stock repurchase authorization announced on September 3, 2025. Virtu Financial will serve as the Company’s executing broker under the Plan.

Manuel Stotz, Executive Chairman of TON Strategy stated, “Disciplined capital allocation is a key driver of long-term shareholder returns. When our shares trade at a significant discount to their intrinsic value, repurchasing them is the most compelling investment we can make to increase value for all shareholders.”

Kevin Wilson, Chief Executive Officer of TON Strategy, added, “We have strong conviction in Gram and in the opportunity presented by the TON ecosystem. We are encouraged by the network’s recent technical progress, the continued buildout of the developer experience, and Telegram’s growing integration with TON-based functionality. The share repurchase plan allows us to act on a disconnect in our own equity without constraining our ability to continue advancing our Gram treasury strategy.”

About TON Strategy Company

TON Strategy Company (Nasdaq: TONX) is focused on the accumulation of Gram, formerly known as Toncoin – the native cryptocurrency of Telegram’s billion-user platform – for long-term investment, whether acquired through deployment of proceeds from capital raising activity, staking rewards or via open market purchases. The Company aims to steadily expand its Gram holdings, stake Gram, and support the development of a tokenized economy inside Telegram.

In addition, the Company continues to operate legacy business units, including MARKET.live, a multi-vendor livestream shopping platform, and LyveCom, an AI-powered social commerce innovator that enables brands and merchants to deliver omnichannel livestream shopping experiences across websites, apps, and social platforms.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this press release should be considered forward-looking statements, including, but not limited to, statements regarding: our business and growth strategy; the timing, implementation, amount and potential impact of share repurchases under the Plan; the Company’s ability to execute the Plan and the potential for any repurchases to enhance shareholder returns. Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: our incursion of significant net losses and uncertainty whether we will achieve or maintain profitable operations; our ability to grow and compete in the future, and to execute our business strategy; our decision to implement a cryptocurrency treasury strategy, whereby we acquire Gram, the native cryptocurrency of The Open Network (“TON”) blockchain and our dependence on TON and Gram as a result of this strategy; our ability to maintain and expand our customer base and to convince our customers to increase the use of our services and/or platform; our financial results and the market price of our common stock may be affected by the price of Gram, and our Gram holdings will be less liquid than cash and cash equivalents; changes in the broader digital asset regulatory landscape and as it relates to TON and Gram and our failure to comply with applicable regulatory requirements and risks related to any actions we may take to prevent or correct such failure; the availability of opportunities to stake Gram; our ability to maintain and expand our customer base and to convince our customers to increase the use of our services and/or platform; the competitive market in which we operate; our ability to increase the number of our strategic relationships or grow the revenues received from our current strategic relationships; our ability to develop existing services or acceptable new services that keep pace with technological developments; our ability to successfully launch new product platforms, including MARKET.live, the rate of adoption of these platforms and the revenue generated from these platforms; our ability to deliver our services, as we depend on third party providers; our ability to attract and retain qualified management personnel; our susceptibility to cybersecurity incidents and other disruptions, particularly as it relates to our holdings of Gram; our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market; the impact of, and our ability to operate our business and effectively manage our growth under evolving and uncertain global economic, political, and social trends, including legislation banning or otherwise hampering the digital asset landscape, inflation, rising interest rates, and recessionary concerns; and other important factors discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in our other filings with the SEC, which is accessible on the SEC’s website at www.sec.gov and our Investor Relations page on our website at www.tonstrat.com/shareholders.

Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Investor Relations and Media Contact:

Gateway Group, Inc.

949-574-3860

TONX@gateway-grp.com